UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – June 1, 2010

Energy Future Holdings Corp.
 (Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company
 (Exact name of registrant as specified in its charter)

Texas	333-153529-02	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201
(Address of principal executive offices, including zip code)

214-812-4600
(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      OTHER EVENTS

As previously disclosed, Oak Grove Management Company LLC, an affiliate of Energy Future Holdings Corp. (“EFH”) and Energy Future Competitive Holdings Company, is developing a two-unit lignite-fueled generation facility at a site in Robertson County, Texas.  Fluor Enterprises, Inc. is constructing the facility pursuant to an engineering, procurement and construction agreement (“EPC Agreement”). On June 1, 2010, the second Oak Grove unit achieved “substantial completion” (as defined in the EPC Agreement).

The EPC Agreement was filed with the Securities and Exchange Commission by EFH on Form 10-Q on August 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

By:           /s/ Stanley J. Szlauderbach
Name:     Stanley J. Szlauderbach
Title:       Senior Vice President and Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY

By:           /s/ Stanley J. Szlauderbach
Name:     Stanley J. Szlauderbach
Title:       Senior Vice President and Controller

Dated:  June 3, 2010